GREAT LAKES
DREDGE & DOCK
COMPANY
RIVER & HARBOR
IMPROVEMENTS

INVESTOR PRESENTATION GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS 2015 | Q2 INFO@GLDD.COM | GLDD.COM Exhibit 99.1

SAFE HARBOR
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
This presentation includes “forward-looking” statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities
Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.
Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the
Company made with the SEC, such as the Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.

PRESENTERS
GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
Chief Executive Officer,
Director
> JONATHAN BERGER
>
Board member since December
2006
>
Former Managing Director and
Co-head of Corporate Finance
for Navigant Consulting, Inc.
>
Former partner at KPMG, LLP and
past National Partner in charge of
Corporate Finance at KPMG

Senior Vice President
& Chief Financial Officer
> MARK MARINKO
>
Elected Senior Vice President & Chief
Financial Officer in June 2014
>
Most recently served as President of
the Consumer Services Division at
TransUnion, after serving as Controller
and Vice President of Finance at
TransUnion
since 1996
>
Has over 30 years of financial
leadership practice, specializing in
accounting, finance, sales, systems
and business operations
Investor Relations
> MARY MORRISSEY
>
Joined Great Lakes’ Corporate
Development team in August
2012
>
Assumed Investor Relations
position June 2014
>
Has a management consulting
and commercial banking
background

01 ABOUT US GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 4

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
> WHO IS GREAT LAKES
DREDGE & DOCK CORPORATION?
ABOUT US

>
TTM Revenue
$861 million
>
TTM EBITDA*
$83 million
>
Company Backlog at 6/30/2015
$752 million
Incident-
and Injury-Free (IIF) Company
*Adjusted EBITDA from continuing operations
>
Domestic Dredging
>
International Dredging
>
Environmental & Remediation Services
>
Geotechnical Services
Marine & Environmental
Infrastructure Contractor
01

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
PROTECTED DOMESTIC DREGING MARKET &
PROVEN RECORD
>
“Dredging Act” and “Jones Act” effectively serve as
barriers to entry for non-U.S.-owned
dredging companies
>
Only U.S. dredging operator with significant international
presence
>
Portfolio of flexible fleet enables repositioning of vessels as necessary
>
Demonstrated record of successful project completion
having never failed to complete a marine project over
125-year history
>
Added sediment & soil remediation capabilities with
2012 Terra Contracting acquisition
>
Magnus acquisition in 2014 added geotechnical
capabilities and diversifies geographic footprint across
the U.S.
>
Rivers & lakes’ inland dredging fleet enables Company
to pursue work that has a water-based component to it
ENVIRONMENTAL & GEOTECHNICAL
CAPABILITIES
ABOUT US

6/30/2015 YTD TOTAL CONSOLIDATED COMPANY
REVENUE –
$359 MILLION
2014 TOTAL CONSOLIDATED COMPANY REVENUE
–
$806 MILLION
01
89%
11%
Dredging
Environmental & Remediation
86%
14%
Dredging
Environmental & Remediation

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
38%
26%
11%
9%
7%
5%
5%
28%
28%
22%
18%
4%
ABOUT US
> LARGEST PROVIDER OF DREDGING
2013 DREDGING
REVENUE
BY WORK TYPE
$643 MILLION
2014 DREDGING
REVENUE
BY WORK TYPE
$698 MILLION
2013 DOMESTIC
DREDGING BID
MARKET SHARE
DOM. BID MARKET:
$1,276 MILLION
2014 DOMESTIC
DREDGING BID
MARKET SHARE
DOM. BID MAKET:
$1,520 MILLION
24%
36%
22%
14%
5%
CAPITAL
COASTAL PROTECTION
RIVERS & LAKES
FOREIGN
MAINTENANCE

01
54%
22%
10%
6%
1%
5%
2%
  GREAT LAKES
  WEEKS
  MANSON
  OTHER
  ORION
  DUTRA
  NORFOLK

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
ABOUT US
CAPITAL
COASTAL PROTECTION
MAINTENANCE
INTERNATIONAL
RIVERS & LAKES
Deepening ports, coastal restoration,
land reclamation, and  excavation of
underwater trenches
Bid Market Share* 46%
Creating and rebuilding beaches
Bid Market Share* 58%
Maintaining depth of shipping channels
Bid Market Share* 33%
International land reclamations, channel
deepening and port infrastructure development
3-year Average Revenue  $135M
Inland maintenance and lake dredging,
Environmental and habitat restoration
Bid Market Share* 50%
*The Company’s
dredging bid market is defined as the aggregate dollar value of domestic projects on which the Company bid or could have bid if not for capacity constraints. Bid market share represents bid market average over the prior three years.

01

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
>
19 Vessels*: 16 U.S., 4 Middle East
(All U.S. flagged)
>
Including the only two large electric
cutterhead
dredges available in the
U.S. for environmentally sensitive
regions requiring lower emissions
>
7
Vessels: 4 U.S., 3 Middle East,
(4 U.S. flagged)
>
Highly mobile, able to operate
in rough waters
>
Little interference with other
ship traffic
>
5 Vessels: 4 U.S., 1 International,
(All U.S. flagged)
>
Operates one of two environmentally
friendly electric clamshell dredges in
the U.S.
>
Maneuverability in tight areas such
as docks and terminals
HYDRAULIC
HOPPER
MECHANICAL
ABOUT US
*Note: Nine vessels are hydraulic but have less capacity, ideal for rivers and environmental dredging.
+ Over 140 Material Transportation Barge and Other Specialized Support Vessels
> LARGE & FLEXIBLE FLEET FOR DREDGING, U.S. & INTERNATIONAL
MARKETS

01

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
ABOUT US
01
$140 million Suez
Canal deepening
project
$77 million Shell
Island West project
$200+ million
Hurricane Sandy-
related  New
Jersey shore
protection projects
> DREDGING WORLDWIDE
WHERE  WE  HAVE  WORKED
COUNTRIES
WHERE  WE  SEE
OPPORTUNITIES

CURRENT PROJECTS / RECENT AWARDS
$135 million
Savannah Harbor
deepening project
$206 million
PortMiami
deepening project

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
ABOUT US
01

> WIDE RANGE OF ENVIRONMENTAL & GEOTECHNICAL SERVICES
EXPECTED TO DIVERSIFY BEYOND CORE DREDGING
SITE
PREPARATION &
DEVELOPMENT
TBD
>
Excavation and management of
contaminated soils
>
Stabilize sludge ponds and construct and
close waste repositories
>
Mine reclamation
>
Wetlands construction
>
Hazardous waste remediation and removal
>
Landfill closure and capping
>
Slurry cutoff walls
>
Custom designed slurry backfills
>
Deep soil-mixed cutoff walls
>
Permeable reactive barriers
>
Biopolymer collection trenches
>
Soil stabilization & ground improvement
ENVIRONMENTAL REMEDIATION
GEOTECHNICAL SERVICES
SEDIMENTS & WETLANDS
>
Design and construction of man-made
wetlands
>
Contouring/shaping
>
Contaminated sediment excavation
>
Stream channel construction and
restoration
>
Hazardous waste remediation
>
Water management
>
Site restoration

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
$6.4
$6.3
$5.4
$3.6
$3.1
$2.7
Conservation & Development
Construction
Site Remediation
Building Remediation
Emergency Response
Special / Haz. Waste
Other Rem. & Env. Clean-Up
ABOUT US
01

$27.5 BILLION*
>
Highly fragmented –
~5,000 small, local and regional
service providers with few large, public companies
>
Lower level of capital intensity compared to dredging
>
Drivers include:
>
Aging U.S. infrastructure –
estimated $3.6 trillion
investment needed for U.S. infrastructure by 2020
>
Expansion and improvement of midstream assets
and refining capacity: over $250 billion estimated
spend in the next 25 years in natural gas, natural
gas liquids and oil transmission infrastructure
>
Government oversight of environmental practices
with tightened mandates and increased legislation
>
Superfund sites in the Northeast are now
obtaining funding for environmental clean-up and
remediation to develop brownfields
>
Natural disasters
2014 ENV. REMEDIATION
& GEOTECHNICAL SERVICES –
$27.5B
> MARKET FOR ENVIRONMENTAL REMEDIATION EXPECTED TO GROW,
PRIMARILY DRIVEN BY THE PRIVATE SECTOR
MARKET OVERVIEW & DRIVERS
Great Lakes was ranked #45
on Engineering News-Record’s
“2014 Top 200 Environmental Firms List,”
the Company’s inaugural year on the list
Source: IBISworld, American Society of Civil Engineering and GLDD internal estimates

02 FUTURE GROWTH GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 13

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
DIVERSIFY
CAPITALIZE
OPTIMIZE
ENHANCE
BUILD
Build upon Great
Lakes’ preeminent
position in the U.S.
dredging market
Enhance the
Company’s
operating capabilities
via prudent and
cost-effective
investments and
asset management
Optimize the
Company’s
presence in foreign
markets
Capitalize on
adjacent market
opportunities in the
Company’s
domestic markets
Pursue growth
through diversification
in the environmental
& remediation
segment
FUTURE GROWTH
02
> GREAT LAKES INTENDS TO GROW THE BUSINESS BY CONTINUING
TO EXECUTE THE FOLLOWING STRATEGIES:

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH

> BUILD UPON GREAT LAKES’ PREEMINENT POSITION IN THE U.S.
DREDGING MARKET
43%
26%
10%
5%
4%
4%
2%
7%
Great Lakes
Weeks
Manson
Dutra
Norfolk
Orion
Cashman
Other
3 YR. AVG. DOMESTIC DREDGING BID MARKET SHARE
(DOMESTIC BID MARKET: $3,736 MILLION)
Great Lakes is
the largest provider of
dredging services
in the United States
ATTRACTIVE NEAR & LONG-TERM CATALYSTS IN U.S. DREDGING MARKET
>
Deepening of U.S. Ports Post-Panama Canal Deepening
Growing use of “post-Panamax” vessels is expected, requiring the deepening of many ports along the East Coast in order to accommodate the vessels
>
Sandy Supplemental Appropriations Bill
Provides an additional $800 million for dredging beyond the Corps’ annual budget;
increased attention on coastal restoration anticipated to result in increased sustainable funding in future years
Provides a very high level of attention and funding for coastal protection work that is anticipated to result in increased sustainable funding in future years
>
Gulf Coast Restoration
RESTORE Act requires 80% of penalties associated with Deepwater Horizon oil spill to be deposited into a coastal restoration works fund, a portion of which will be allocated to dredging
BP agreed to $18B settlement in July 2015
>
Water Resources Reform & Development Act (WRRDA) & Harbor
Maintenance Trust Fund (HMTF)
First water legislation to be signed into law since 2007; authorizes dozens of large-scale water infrastructure projects
Calls for HMTF monies (~$1.5 billion / year) to be fully allocated to harbor maintenance by 2025
02
Sources: Congressional Research Service, RESTORE Act, WRRDA

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
DELAWARE  40’
NEW YORK  50’
BOSTON  40’
CHARLESTON  45’
SAVANNAH  42’
JACKSONVILLE  40’
PORT EVERGLADES  42’
MIAMI  42’
MOBILE  45’
NEW ORLEANS  45’
HOUSTON  45’
SAN DIEGO  35’
PORTS WITH DEEPENING EXPEDITED
BY OBAMA ADMINISTRATION
PORTS WITH PLANS FOR EXPANSION
> PORTS WITH PLANS FOR EXPANSION*
International trade, particularly in the intermodal container shipping business, is undergoing significant change as a result of the Panama Canal expansion. Many shipping lines have announced plans to deploy larger ships which, due to channel dimension requirements, currently cannot use many U.S. East and Gulf Coast ports.
FUTURE GROWTH
02
*GLDD
recently
completed
the
PortMiami
deepening
project,
is
deepening
a
portion
of
the
Port
of
NY/
NJ
and
recently
began
the
first
phase
of
the
Savannah
deepening

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH

02
>
Investment Overview
Total estimated investment of $140M
Invested to date as of 6/30/2015 of $68M
>
Financial Benefits
Provides access to an unencumbered asset on our
balance sheet to finance a potential future addition to
the dredging fleet
Five year accelerated depreciation for tax purposes is
expected to create a tax shield
Expected potential annual EBITDA of $20M –
$30M
>
Timeline
Executed contract with shipyard January 2014
Construction began September 2015
Expected completion is 4Q 2016
> ENHANCE OPERATING CAPABILITIES VIA PRUDENT AND COST-
EFFECTIVE INVESTMENTS & ASSET MANAGEMENT
Building the new hopper dredge represents a strategic investment by the Company in providing the most productive, efficient and capable dredging equipment in the
domestic industry.
>
Performance Advantages
15,000 cubic yards capacity is significantly higher than a
traditional self-propelled hopper dredge enabling the ATB
to be the low cost producer
Required crew complement is significantly reduced
Construction cost is less than a traditional self-propelled
hopper dredge
Reduced insurance premiums
Improved fuel efficiency
Improved operating margins
BUILDING ARTICULATED TUG & BARGE (ATB) HOPPER DREDGE

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH

02
> HISTORICALLY, DOMESTIC HOPPER MARKET HAS BEEN STRONG,
AND THERE ARE ATTRACTIVE FUTURE OPPORTUNITIES
ATB Build Progress –
Barge “Ellis
Island”
>
Historical hopper markets
The ATB will be effective in all major hopper
markets, including coastal protection, capital and
maintenance projects
It will be capable of competing in non-traditional
hopper markets: mechanical and hydraulic
maintenance projects, as well as hydraulic coastal
projection projects
>
New opportunities for ATB
Gulf Coast restoration –
funded primarily by the BP
settlement
HMTF –
incremental maintenance dredging each year
until 2025
Superstorm
Sandy coastal protection projects
South Florida beaches –
offshore borrow areas near
depletion; sand source >100NM away being considered

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH

FUTURE GROWTH
> OPTIMIZE PRESENCE IN ATTRACTIVE FOREIGN MARKETS
02
Great Lakes is the only U.S. dredging contractor with significant international presence
>
Three-year average annual revenue of $135M
>
Work includes land reclamations, channel deepening and port infrastructure development
>
Over the last ten years, GLDD has performed dredging work in the Middle
East, Africa, India, Australia, the Caribbean and Central and South America
>
Recently completed $140M contract to deepen and widen a portion of the
Suez Canal in October 2014
OVERVIEW
Great Lakes’ international
strategy is to work in the
most attractive markets that
enable consistent utilization
and optimization of
the international fleet
Oresund Fixed Link
Durrat
Al Bahrain
Saipem
Do Brasil

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH

> CAPITALIZE ON ADJACENT MARKET OPPORTUNITIES IN THE
COMPANY’S DOMESTIC MARKETS
02
>
$89M contract awarded
2/2014
>
Rivers & lakes division is
dredging nearly 11 million
cubic yards of material
from Basins 1-4 of Lake
Decatur
>
Environmental &
remediation segment is
responsible for
rehabilitation of Oakley
Sediment Basin
>
Estimated completion in
2019
Strategy includes pursuing environmental projects with a water component
ACTIVE PROJECT
EXAMPLES OF FUTURE POTENTIAL OPPORTUNITIES
>
EPA approved clean-up plan for
Gowanus Canal Superfund site in
September 2013
>
Clean-up is expected to cost ~$500M
and will be spread among more than
three dozen entities
>
Should be completed by 2022
>
Plan entails removing contaminated
sediment from the bottom of canal by
dredging, capping the dredged areas
and implementing controls on
combined sewer overflows to prevent
future contamination
Decatur Lake Project
Passaic River Superfund
>
EPA finalizing a plan for the Passaic
River Superfund –
options range from
removing 1M cubic yards (CY)  of
toxic sediment from the river bottom
to just under 10M CY
>
Cost is expected to range from
$500M to $1.7B
>
Several companies are responsible
for the cleanup; one responsible
party, Occidental Chemical, reached
a $190M settlement with EPA in
September 2014
Gowanus Canal Superfund Site
Sources: EPA, Bloomberg

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
FUTURE GROWTH
> Leverage our core competencies and strengths to capture market share in the environmental services market

02
>
Strong reputation
>
Accurate estimating
>
Project mobilization and execution
>
Creativity
>
Engineering innovation
>
Commitment to safety
>
Stringent controls
>
Capitalize on GLDD’s scale and
expanded capabilities to bid on
larger, more complex projects
>
Establish new customers and
focus on deepening existing
relationships with customers in
high potential end markets, e.g.
Oil and Gas, Mining and Utilities
>
Target end-users directly to
capture more value
>
Expand footprint geographically to
smooth out seasonality
STRATEGY

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
>
PURSUE ATTRACTIVE END MARKETS TO GROW ENVIRONMENTAL
BUSINESS
02

Sources: EPA, American Society of Civil Engineering, USACE National Levee Database and Earthworks, IHS Economic Consulting
FUTURE GROWTH
Utilities
>
Coal combustion residuals
(CCRs), commonly known as
coal ash, are one of the
largest industrial waste
streams generated in the
U.S.
>
CCR disposal occurs at more
than 310 active on-site
landfills and at more than 735
active on-site surface
impoundments
>
EPA Final Rule regulating
CCRs goes into effect
October 2015
Levee  & Dam Maintenance
>
Most common type of flood
defense and mitigation
>
Approximately 100,000 miles
of levees exist in the U.S.
>
Average age is 54 years
>
500,000+ abandoned and
inactive hardrock
mines in the
U.S.
>
$50B estimated clean-up
>
HR 963, the Hardrock
Mining
Reform and Reclamation Act of
2015, currently in
subcommittee, would charge
the mining industry a
reclamation fee that would
generate $200 million per year
to fund abandoned mine
restoration
Mine Reclamation
Oil & Gas
>
Driven by the shale and natural
gas growth in the United States,
significant investment has been
made in midstream and
downstream oil and gas
infrastructure
>
Between 2014 and 2020, $80
billion is projected to be
invested annually in U.S.
midstream and downstream
petroleum infrastructure

03 INVESTMENT HIGHLIGHTS GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 23

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
INVESTMENT HIGHLIGHTS
> BACKLOG
BY WORK TYPE | $ IN MILLIONS

03
*Includes low bids and options pending award as of 6/31/2015.
$420.3
$543.4
$669.5
$752.0
$795.6
10%
32%
20%
34%
32%
19%
26%
32%
24%
28%
6%
5%
14%
11%
11%
52%
18%
20%
7%
7%
13%
4%
4%
4%
7%
5%
11%
20%
19%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
12/31/2012
12/31/2013
12/31/2014
6/30/2015
06/30/2015*
CAPITAL
COASTAL PROTECTION
RIVERS & LAKES
FOREIGN
MAINTENANCE
ENVIRONMENTAL & REMEDIATION
5%

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2011
2012
2013
2014
YTD
6/30/2014
YTD
6/30/2015
CAPITAL
MAINTENANCE
COASTAL PROTECTION
FOREIGN
RIVERS & LAKES
ENVIRONMENTAL & REMEDIATION
17.3%
12.7%
13.5%
9.6%
8.9%
9.1%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
$0
$20
$40
$60
$80
$100
$120
2011
2012
2013
2014
YTD
6/30/2014
YTD
6/30/2015
$90.1
> ANNUAL REVENUE
> ANNUAL ADJUSTED EBITDA*

03
> ANNUAL ADJUSTED EBITDA*
$588.4
*Adjusted EBITDA from continuing operations represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense, accelerated maintenance expense, goodwill impairment, debt restructuring expense and gains on bargain purchase acquisitions.
INVESTMENT HIGHLIGHTS
$731.4
$806.8
$359.1
$413.4
$74.7
$98.1
$77.1
$31.8
$37.7
$520.1

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
> CAPEX
$ IN MILLIONS
> LEVERAGE

03
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2011
2012
2013
2014
YTD
6/30/2015
GROWTH
MAINTENANCE
$30.6
(D)
$76.3 (A)
$62.1 (B)
$103.7 (C)
0
1
2
3
4
5
2011
2012
2013
2014
6/30/2015
NET DEBT / EBITDA
3.5x
3.5x
4.4x
(A)
Includes $13.7 related to the Empire Pipeline, $3.6 related to the ATB Hopper Dredge, $6.8 related to two new scows and $11.7 related to the Terra Contracting
acquisition.
(B)
Includes  $17.1 related to the ATB Hopper Dredge.
(C)
Includes  $33.8 related to the ATB Hopper Dredge, $4.0 million related to the Team acquisition for which GLDD recognized a $2.2 million gain on bargain purchase and $11.6 million related to the Magnus acquisition.
(D)
Includes $12.1 million related to the ATB Hopper Dredge and excludes $16.0 million for the purchase of the Terrapin Island dredge that was previously on an operating lease.
INVESTMENT HIGHLIGHTS
3.7x
$22.9
1.6x

APPENDIX GREAT LAKES DREDGE & DOCK CORPORATION > INFRASTRUCTURE SOLUTIONS INFO@GLDD.COM | GLDD.COM 27

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
APPENDIX
> RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

06
FISCAL YEAR ENDING DECEMBER 31,
SIX MONTHS
ENDED JUNE 30,
($ IN MILLIONS)
2011
2012
2013
2014
2014
2015
NET INCOME (LOSS)
$16.5
$(2.7)
$(34.4)
$10.3
$(6.6)
$(5.7)
INCOME (LOSS) FROM DISCONTINUED
OPERATIONS, NET OF INCOME TAXES
0.9
(9.6)
(54.9)
$(10.4)
(8.1)
-
NET INCOME (LOSS) ATTRIBUTABLE TO
NONCONTROLLING INTEREST
(0.7)
0.6
0.6
-
-
-
INCOME (LOSS) FROM CONTINUING OPERATIONS
$16.3
$6.3
$19.9
$20.7
1.4
(5.7)
ADJUSTED FOR:
ACCELERATED MAINTENANCE EXPENSES
-
4.7
-
-
-
-
LOSS ON EXTINGUISHMENT OF DEBT
5.1
-
-
-
-
-
INTEREST EXPENSE –
NET
21.4
20.9
21.9
20.0
10.0
11.2
INCOME TAX PROVISION (BENEFIT)
9.9
5.4
10.5
(11.5)
0.6
(3.6)
DEPRECIATION AND AMORTIZATION
37.3
37.4
46.6
50.1
21.9
33.0
IMPAIRMENT OF GOODWILL
-
-
-
-
2.8
GAIN ON BARGAIN PURCHASE ACQUISITION
-
-
-
(2.2)
(2.2)
-
ADJUSTED EBITDA FROM CONTINUING OPERATIONS
$90.1
$74.7
$98.9
$77.1
$31.8
$37.7

GREAT LAKES DREDGE & DOCK CORPORATION  >   INFRASTRUCTURE SOLUTIONS
INFO@GLDD.COM   |   GLDD.COM
APPENDIX
> STOCK PERFORMANCE
INITIAL INVESTMENT $100
Note: Great Lakes went public in December 2006

06
12.31.06
12.31.07
12.31.08
12.31.09
12.31.10
12.31.11
12.31.12
12.31.13
12.31.14
6.30.15
GLDD
100.0%
135.2%
64.3%
100.5%
114.3%
86.2%
138.4%
142.6%
132.7%
92.4%
PEERS
100.0%
132.6%
89.3%
96.6%
96.8%
79.3%
96.3%
141.7%
123.3%
124.9%
RUSSELL
2K
100.0%
97.3%
63.4%
79.4%
99.5%
94.1%
107.8%
147.7%
152.9%
159.2%
NASDAQ
100.0%
109.8%
65.3%
93.9%
109.8%
107.9%
125.0%
172.9%
196.1%
206.5%
50%
70%
90%
110%
130%
150%
170%
190%
210%
230%
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
6/30/2015
GLDD
Peers
Russell 2K
NASDAQ